FLORIDA PROGRESS CORPORATION
INVESTOR INFORMATION
--------------------------------------------------------------------------
Analysts' Contacts:
Mark A. Myers, Manager, Investor Relations (813) 866-4245
John A. Serba, Senior Investor Communications Analyst (813) 866-4247

                                                      October 19, 1995

Florida Progress Corporation reports increase in third-quarter earnings


Florida Progress Corporation, parent of St. Petersburg-based Florida Power Corporation, today reported a third-quarter earnings increase of 20 percent. Results for the quarter were $91.1 million, or 95 cents per share, compared with $75.8 million, or 80 cents a share, earned a year ago.

In the prior-year quarter, Florida Power recognized two nonrecurring charges that lowered after-tax earnings by $8.3 million, or 9 cents a share. Revenues for the quarter totaled $862.6 million, compared with $756.2 million for the same three-month period in 1994. Prior-year amounts have been restated to include the 1994 results for FM Industries, Inc., to reflect the pooling of interests accounting.

Significant items influencing third-quarter operating results:

o Higher energy sales at Florida Power in 1995 due to warmer weather and a stronger economy.
o     Continued customer growth of 2 percent.
o     Impact of cost-cutting measures implemented by the utility.

Florida Power, the largest subsidiary of Florida Progress, earned $84.7 million, or 88 cents per share, on revenues of $671.8 million in this year's third quarter, compared with earnings of $69.4 million, or 73 cents a share, on revenues of $586.5 million for the same three-month period a year ago.

Retail kilowatt-hour sales at Florida Power increased by 11.1 percent in the third quarter of 1995, compared with the prior-year quarter. Warmer weather in 1995, customer growth of about 2 percent and a stronger economy contributed to the improved energy sales.

Florida Power's cost-control initiatives have allowed the company to hold the line on operation and maintenance expenses over the past year. This has occurred even with the addition of more than 25,000 new customers since this time last year. Partially offsetting higher energy sales and cost-reduction efforts during the quarter were increased expenses for nuclear decommissioning and depreciation, as well as after-tax charges of $3.4 million, or 3 cents per share, related to the Florida Public Service Commission-approved amortization of costs for the canceled Lake Tarpon to Kathleen transmission line.

A year ago, quarterly earnings at Florida Power were lower due to recognition of restructuring costs ($4.4 million or 5 cents a share) and a write-off of a gas pipeline investment ($3.9 million or 4 cents a share).


NINE-MONTH SUMMARY OF OPERATING RESULTS

Florida Progress' earnings for the first nine months of 1995 were $192.9 million, or $2.02 per share, compared with $166 million, or $1.80 a share, earned for the same nine-month period in 1994. Revenues in 1995 were $2.31 billion, compared with $2.09 billion for the first nine months a year ago. The increased earnings resulted from higher energy sales and continuing cost-control efforts at Florida Power as well as improved results at Electric Fuels' inland marine division, which has operations on the Mississippi and Ohio rivers.

Florida Power's earnings for the first nine months of this year were $176.1 million, or $1.84 per share, on revenues of $1.74 billion. During the same nine-month period in 1994, utility earnings were $148.8 million, or $1.61 a share, on revenues of $1.59 billion.

In the nine-month period of 1994, Florida Power recognized restructuring costs that lowered after-tax earnings by $13.9 million, or 15 cents per share, and wrote off its pipeline investment, which reduced 1994 net income by $3.9 million, or 4 cents a share.

In January 1995, the Florida Public Service Commission ordered Florida Power to begin a three-year test of a revenue decoupling plan for its residential sales. The plan separates, or decouples, revenues from energy sales. Decoupling is designed to reconcile the revenues to an authorized target level. In the 1995 nine-month period, Florida Power's revenues were reduced by about $18 million for the residential revenue decoupling adjustment.

Florida Progress (NYSE: FPC) is a Fortune 500 diversified utility holding company with assets of $5.7 billion. Its principal subsidiary is Florida Power, the state's second-largest electric utility with more than 1.2 million customers. Diversified operations include coal mining and transportation, life insurance, real estate and lending and leasing.

FLORIDA PROGRESS CORPORATION
CONSOLIDATED STATEMENTS OF INCOME                                                              Page 3
(In millions, except per share amounts)
                                          Three Months Ended    Nine Months Ended   Twelve Months Ended
                                             September 30         September 30         September 30
                                          ------------------   ------------------   ------------------
(UNAUDITED)                                 1995      1994       1995      1994       1995      1994
                                          --------  --------   --------  --------   --------  --------
REVENUES:
  Electric utility                          $671.8    $586.5   $1,738.2  $1,587.0   $2,231.7  $2,066.7
  Diversified                                190.8     169.7      570.5     501.6      759.9     655.4
                                          --------- ---------  --------- ---------  --------- ---------
                                             862.6     756.2    2,308.7   2,088.6    2,991.6   2,722.1
EXPENSES:                                 --------- ---------  --------- ---------  --------- ---------
  Electric utility:
    Fuel used in generation                  144.1     127.6      335.8     346.2      421.5     436.4
    Purchased power                          120.1      80.2      330.9     216.9      408.6     277.1
    Deferred fuel                              1.8      (0.3)       0.6     (19.7)      18.8      (4.5)
    Other operation                           95.2      99.1      268.3     307.5      349.6     410.3
                                          --------- ---------  --------- ---------  --------- ---------
    Operation                                361.2     306.6      935.6     850.9    1,198.5   1,119.3
    Maintenance                               23.8      27.5       84.9      90.9      116.9     132.1
    Depreciation                              75.8      65.5      217.3     194.9      283.9     257.3
    Taxes other than income taxes             48.4      43.2      136.2     124.2      174.8     160.1
                                          --------- ---------  --------- ---------  --------- ---------
                                             509.2     442.8    1,374.0   1,260.9    1,774.1   1,668.8
                                          --------- ---------  --------- ---------  --------- ---------
  Diversified:
    Cost of sales                            155.1     139.8      467.6     413.5      625.3     536.6
    Other                                     17.4      18.4       52.3      45.9       69.7      62.3
                                          --------- ---------  --------- ---------  --------- ---------
                                             172.5     158.2      519.9     459.4      695.0     598.9
                                          --------- ---------  --------- ---------  --------- ---------
INCOME FROM OPERATIONS                       180.9     155.2      414.8     368.3      522.5     454.4
                                          --------- ---------  --------- ---------  --------- ---------
INTEREST EXPENSE AND OTHER:
  Interest expense                            34.9      36.1      107.5     108.9      143.4     143.2
  Allowance for funds used during
    construction                              (1.8)     (2.8)      (5.6)     (8.3)      (8.2)    (11.0)
  Preferred dividend requirements of
    Florida Power                              2.4       2.6        7.3       7.6        9.8      10.7
  Other expense, net                           0.8       6.0        2.1       7.6        4.8       5.9
                                          --------- ---------  --------- ---------  --------- ---------
                                              36.3      41.9      111.3     115.8      149.8     148.8
                                          --------- ---------  --------- ---------  --------- ---------
INCOME BEFORE INCOME TAXES                   144.6     113.3      303.5     252.5      372.7     305.6
  Income Taxes                                53.5      37.5      110.6      86.5      133.8     102.4
                                          --------- ---------  --------- ---------  --------- ---------
NET INCOME                                   $91.1     $75.8     $192.9    $166.0     $238.9    $203.2
                                          ========= =========  ========= =========  ========= =========
AVERAGE SHARES OF COMMON STOCK
  OUTSTANDING                                 95.9      94.6       95.6      92.3       95.4      91.5
                                          ========= =========  ========= =========  ========= =========

EARNINGS PER AVERAGE COMMON SHARE            $0.95     $0.80      $2.02     $1.80      $2.50     $2.22
                                          ========= =========  ========= =========  ========= =========

Regarding these financial statements:
Prior-year amounts have been restated to include the 1994 results for FM Industries to reflect the pooling of interests accounting. These are interim statements. Reference should be made to
Florida Progress Corporation's 1994 Annual Report to shareholders. Neither this report nor any statement contained herein is intended to constitute an offer of or solicitation of an offer to buy any securities or is furnished for the purpose of promoting or influencing the sale or purchase of securities.

FLORIDA PROGRESS CORPORATION
CONSOLIDATED BALANCE SHEETS                                           Page 4
(In millions)

                                                             September 30
                                                       ------------------------
(UNAUDITED)                                               1995         1994
                                                       -----------  -----------
ASSETS
PROPERTY, PLANT AND EQUIPMENT:
  Electric utility plant in service and held for
    for future use                                        $5,794.9     $5,503.7
  Less - Accumulated depreciation                          2,138.2      1,950.4
         Accumulated decommissioning for nuclear plant       155.5        129.1
         Accumulated dismantlement for fossil plants         100.2         86.4
                                                         ----------   ----------
                                                           3,401.0      3,337.8
  Construction work in progress                              150.7        242.1
  Nuclear fuel, net of amortization of $342.2
    in 1995 and $316.3 in 1994                                37.0         59.3
                                                         ----------   ----------
        Net electric utility plant                         3,588.7      3,639.2
  Other property, net of depreciation of $182.1
    in 1995 and $158.6 in 1994                               427.5        409.5
                                                         ----------   ----------
                                                           4,016.2      4,048.7
                                                         ----------   ----------
CURRENT ASSETS:
  Cash and equivalents                                         9.4          8.3
  Accounts receivable, net                                   338.6        287.6
  Current portion of leases and loans receivable              16.2         23.5
  Inventories, primarily at average cost:
    Fuel                                                      58.5         68.5
    Utility materials and supplies                           108.7        115.8
    Diversified materials                                     83.7         63.5
  Underrecovery of fuel cost                                   8.5         31.8
  Other                                                       44.9         30.4
                                                         ----------   ----------
                                                             668.5        629.4
                                                         ----------   ----------
OTHER ASSETS:
  Investments:
    Leases and loans receivable, net                         384.2        459.3
    Marketable securities                                    172.6        156.1
    Nuclear plant decommissioning fund                       148.5        120.9
    Joint ventures and partnerships                           75.7         79.5
  Deferred insurance policy acquisition costs                103.6         93.3
  Other                                                      180.1        161.3
                                                         ----------   ----------
                                                           1,064.7      1,070.4
                                                         ----------   ----------
                                                          $5,749.4     $5,748.5
                                                         ==========   ==========

CAPITAL AND LIABILITIES
CAPITAL:
  Common stock equity                                     $2,068.2     $1,980.0
  Cumulative preferred stock of Florida Power                138.5        148.5
  Long-term debt                                           1,579.2      1,872.9
                                                         ----------   ----------
                                                           3,785.9      4,001.4
                                                         ----------   ----------
CURRENT LIABILITIES:
  Accounts payable                                           165.1        129.0
  Customers' deposits                                         82.5         75.4
  Income taxes payable                                        56.3         45.3
  Accrued other taxes                                         71.4         59.2
  Accrued interest                                            44.0         43.0
  Other                                                       93.6         73.0
                                                         ----------   ----------
                                                             512.9        424.9
  Notes payable                                                -           26.7
  Current portion of long-term debt
    and preferred stock                                      196.7         57.9
                                                         ----------   ----------
                                                             709.6        509.5
                                                         ----------   ----------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes                                      687.8        723.8
  Unamortized investment tax credits                         103.7        112.4
  Insurance policy benefit reserves                          253.9        217.0
  Other postretirement benefit costs                          80.7         65.1
  Other                                                      127.8        119.3
                                                         ----------   ----------
                                                           1,253.9      1,237.6
                                                         ----------   ----------
                                                          $5,749.4     $5,748.5
                                                         ==========   ==========



FLORIDA  PROGRESS  CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS                                                                   Page 5
(In millions)
                                                   Three Months Ended    Nine Months Ended   Twelve Months Ended
                                                      September 30         September 30         September 30
                                                   ------------------   ------------------   ------------------
(UNAUDITED)                                          1995      1994       1995      1994       1995      1994
                                                   --------  --------   --------  --------   --------  --------
OPERATING ACTIVITIES:
  Net income                                          $91.1     $75.8     $192.9    $166.0     $238.9    $203.2
  Adjustments for noncash items:
    Depreciation and amortization                      92.6      81.2      265.9     238.0      349.6     317.0
    Deferred income taxes and investment
     tax credits, net                                 (22.6)    (30.2)     (73.2)    (40.5)     (65.0)    (74.6)
    Increase in accrued other postretirement
     benefit costs                                      4.5       6.9       12.9      17.6       15.7      27.6
    Net change in deferred insurance policy
     acquisition costs                                 (3.1)     (3.8)     (11.7)    (11.7)     (10.4)    (14.6)
    Net change in insurance policy
     benefit reserves                                  11.1      10.1       31.4      30.5       36.9      38.2
    Changes in working capital, net of effects
     from acquisition or sale of businesses:
        Accounts receivable                           (43.1)    (23.2)     (74.3)    (41.8)     (49.9)    (16.6)
        Inventories                                    18.6       9.8         -       (4.3)      (5.8)    (21.4)
        Overrecovery (underrecovery)of fuel cost       (0.1)      0.1       (6.7)    (24.7)      23.3      (2.1)
        Accounts payable                                8.4     (30.5)      16.0     (22.0)      33.8       4.2
        Income taxes payable                           13.5      31.2       44.1       3.0       11.5     (17.5)
        Accrued other taxes                            22.5      15.3       56.4      48.3       11.9       3.1
        Other                                          11.8      15.5       23.2       9.5       28.0      18.5
    Other operating activities                          9.1      11.0       20.8      28.4       15.4      31.9
                                                   --------- ---------  --------- ---------  --------- ---------
                                                      214.3     169.2      497.7     396.3      633.9     496.9
                                                   --------- ---------  --------- ---------  --------- ---------
INVESTING ACTIVITIES:
  Property additions (including allowance for
    borrowed funds used during construction)          (65.7)    (87.7)    (214.2)   (246.2)    (336.1)   (413.1)
  Proceeds from sales of properties and businesses      3.7       2.0       10.3      14.3       12.3      23.8
  Purchase of leases, loans and securities            (21.6)    (11.6)     (36.1)    (69.0)     (41.2)    (92.5)
  Proceeds from sale or collection of
    leases, loans and securities                       21.8      18.8       70.5      67.7      105.0     134.5
  Acquisition of businesses                            (0.1)     (0.3)      (5.9)    (17.1)      (5.9)    (18.5)
  Distributions from (investments in) joint
    ventures and partnerships, net                     (0.8)     (3.1)      (3.2)     (4.7)       0.2      (2.9)
  Other investing activities                           (2.8)     (2.7)      (8.3)     (8.2)     (10.9)    (10.9)
                                                   --------- ---------  --------- ---------  --------- ---------
                                                      (65.5)    (84.6)    (186.9)   (263.2)    (276.6)   (379.6)
                                                   --------- ---------  --------- ---------  --------- ---------
FINANCING ACTIVITIES:
  Issuance of long-term debt                             -        3.2         -      103.6         -      202.2
  Repayment of long-term debt                         (10.0)    (38.5)     (39.2)    (55.6)     (70.2)   (111.5)
  Increase (decrease) in commercial paper with
    long-term support                                 (59.6)     19.2     (105.0)    (68.6)     (97.6)    (92.7)
  Redemption of preferred stock                          -         -          -         -        (5.0)    (35.3)
  Sale of common stock                                  9.8      10.4       28.8     128.4       38.4     142.1
  Dividends paid on common stock                      (48.4)    (47.5)    (144.8)   (138.0)    (192.7)   (182.0)
  Decrease in short-term debt                         (41.1)    (42.0)     (55.3)   (103.0)     (27.9)    (40.6)
  Other financing activities                           (0.3)       -        (0.3)     (0.7)      (1.2)     (1.5)
                                                   --------- ---------  --------- ---------  --------- ---------
                                                     (149.6)    (95.2)    (315.8)   (133.9)    (356.2)   (119.3)
                                                   --------- ---------  --------- ---------  --------- ---------
NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS        (0.8)    (10.6)      (5.0)     (0.8)       1.1      (2.0)
   Beginning cash and equivalents                      10.2      18.9       14.4       9.1        8.3      10.3
                                                   --------- ---------  --------- ---------  --------- ---------
ENDING CASH AND EQUIVALENTS                            $9.4      $8.3       $9.4      $8.3       $9.4      $8.3
                                                   ========= =========  ========= =========  ========= =========



/TABLE

Florida Progress Corporation
Selected Financial Information (Unaudited)
   Page 6
                                   Three Months Ended  Percent    Nine Months Ended  Percent   Twelve Months Ended Percent
                                      September 30     Positive     September 30     Positive     September 30    Positive
                                     1995      1994   (Negative)   1995      1994   (Negative)   1995      1994  (Negative)
                                   --------  --------- --------- --------- --------- --------- --------- --------- ---------
Earnings Per Share:
 Florida Power Corporation            $0.88     $0.73      20.5     $1.84     $1.61      14.3     $2.28    $1.95      16.9
                                   --------- ---------           --------- ---------           --------- ---------
 Electric Fuels Corporation            0.07      0.07        -       0.19      0.18       5.6      0.24     0.24        -
 Mid-Continent Life Insurance Co.      0.01      0.01        -       0.06      0.06        -       0.08     0.08        -
 Progress Credit Corporation:
   Lending and leasing                 0.01        -         -       0.02      0.02        -       0.02     0.04     (50.0)
   Real estate                        (0.02)    (0.01)   (100.0)    (0.06)    (0.05)    (20.0)    (0.07)   (0.06)    (16.7)
 Corporate and other                     -         -         -      (0.03)    (0.02)    (50.0)    (0.05)   (0.03)    (66.7)
                                   --------- ---------           --------- ---------           --------- ---------
 Diversified                           0.07      0.07        -       0.18      0.19      (5.3)     0.22     0.27     (18.5)
                                   --------- ---------           --------- ---------           --------- ---------
 Consolidated                         $0.95     $0.80      18.8     $2.02     $1.80      12.2     $2.50    $2.22      12.6
                                   ========= =========           ========= =========           ========= =========

Avg. shares outstanding (millions)     95.9      94.6       1.4      95.6      92.3       3.6      95.4    91.5        4.3

Dividends per share                  $0.505    $0.495       2.0    $1.515    $1.485       2.0    $2.020   $1.980       2.0

Book value per share:
  Florida Power Corporation                                                                      $18.03   $17.46       3.3
  Consolidated                                                                                   $21.51   $20.87       3.1

                                                                                                September 30       September 30
                                      September 30                                                  1995               1994
                                     1995      1994                                           Amount   Percent   Amount  Percent
                                   --------- ---------                                  ----------------------------------------
Equity investments (percent):                                   Capitalization (in millions):
 Florida Power Corporation               84        84               Common stock               $2,068.2     51.9  $1,980.0  48.5
 Electric Fuels Corporation               9         8               Preferred stock               138.5      3.5     148.5   3.6
 Mid-Continent Life Insurance Co.         4         4               Long-term debt              1,579.2     39.7   1,872.9  45.8
 Progress Credit Corporation              3         4               Short-term capital            196.7      4.9      84.6   2.1
                                   --------- ---------                                  ----------------------------------------
   Total                                100       100                 Total                    $3,982.6    100.0  $4,086.0 100.0
                                   ========= =========                                  ========================================


Note: Prior-year amounts have been restated to include the 1994 results for FM Industries to reflect the pooling of interests accounting.

Florida Power Corporation
Selected Statistical Data (Unaudited)                                                                    Page 7
(In millions, except billing degree days)

                          Three Months Ended            Nine Months Ended            Twelve Months Ended
                             September 30    Percent      September 30     Percent      September 30    Percent
                            1995     1994    Change      1995      1994    Change      1995      1994    Change
                           -------  -------  -------   -------   -------   -------   -------   -------  -------
Revenues:
  Residential               $374.8   $336.6     11.3     $959.7    $876.9      9.4   $1,225.5  $1,138.8   7.6
  Commercial                 147.2    133.4     10.3      386.7     358.6      7.8      512.0     475.3   7.7
  Industrial                  48.8     44.5      9.7      140.3     128.2      9.4      185.2     169.2   9.5
  Other retail sales          31.4     28.6      9.8       86.5      79.2      9.2      115.6     106.2   8.9
                          ------------------          --------------------          --------------------
                             602.2    543.1     10.9    1,573.2   1,442.9      9.0    2,038.3   1,889.5   7.9
  Sales for resale            56.0     38.7     44.7      110.8      96.2     15.2      143.3     131.1   9.3
                          ------------------          --------------------          --------------------
                             658.2    581.8     13.1    1,684.0   1,539.1      9.4    2,181.6   2,020.6   8.0
  Other electric revenues     12.4      7.3     69.9       47.7      45.0      6.0       53.3      50.6   5.3
  Deferred fuel                1.2     (2.6)      -         6.5       2.9       -        (3.2)     (4.5)   -
                          ------------------          --------------------          --------------------
      Total                 $671.8   $586.5     14.5   $1,738.2  $1,587.0      9.5   $2,231.7  $2,066.7   8.0
                          ==================          ====================          ====================
Kilowatt-hour sales billed:
  Residential              4,571.1  4,207.2      8.6   11,480.7  10,772.6      6.6   14,571.5  13,968.9   4.3
  Commercial               2,483.5  2,335.9      6.3    6,465.6   6,184.6      4.5    8,533.1   8,179.8   4.3
  Industrial                 990.1    933.7      6.0    2,852.1   2,692.9      5.9    3,738.8   3,539.5   5.6
  Other retail sales         567.0    537.4      5.5    1,549.7   1,468.5      5.5    2,061.3   1,967.8   4.8
                          ------------------          --------------------          --------------------
                           8,611.7  8,014.2      7.5   22,348.1  21,118.6      5.8   28,904.7  27,656.0   4.5
  Sales for resale         1,141.8    781.0     46.2    2,021.0   1,721.8     17.4    2,638.6   2,403.8   9.8
                          ------------------          --------------------          --------------------
      Total electric sales 9,753.5  8,795.2     10.9   24,369.1  22,840.4      6.7   31,543.3  30,059.8   4.9
                          ==================          ====================          ====================

System Requirements (KWH)    9,973    8,934     11.6     25,771    24,101      6.9     32,844    31,132   5.5
Retail KWH Sales
  (Billed & Unbilled)        8,708    7,835     11.1     22,677    21,218      6.9     29,056    27,544   5.5
Billing Degree Days:
  Cooling                    2,153    2,024      6.4      3,037     2,790      8.9      3,593     3,418   5.1
  Heating                      -        -         -         480       483     (0.6)       512       594 (13.8)

Note:
Total revenues include billed revenues and unbilled revenues that are accrued for accounting purposes.
Statistics for total kilowatt-hour sales include only billed kilowatt-hour sales. The statistic for retail KWH sales includes both billed and unbilled sales. Beginning in 1995, Florida Power was ordered by state regulators to conduct a three-year test for residential revenue decoupling. Under the plan, abnormal weather variances will no longer impact earnings with respect to residential revenues.

